The Rupay-Barrington Total Return Fund
Report from Fritz Bensler, Portfolio Manager


Dear Shareholders:


For the six month period ended June 30, 1999, the Rupay-Barrington Total Return Fund increased in value by 5.7%. This compares to a gain in the S&P 500 of 12.4%. Other mutual funds similar to the Rupay-Barrington Total Return Fund that hold both equities and fixed income securities in their portfolios and are classified as domestic hybrid mutual funds by the mutual fund rating service Morningstar gained on average 5.0% in the first six months of this year.

The first half of 1999 has been somewhat volatile for the financial markets. Corporate earnings have been very good during the first two quarters of 1999. The economy has been strong and for the most part inflation has remained in check. However, a larger than expected rise in the Consumer Price Index (CPI) in April spurred concerns about the prospects for higher interest rates. The Federal Reserve confirmed investors' fears when it announced that the Federal Open Market Committee (FOMC) had adopted a tightening bias. The combination of a higher than expected CPI and a potential hike in interest rates sparked a broad sell-off in equity securities. Growth stocks were especially hard hit.

Market sentiment improved in June after updated CPI data indicated that core inflation was still under control and that the April reading was an aberration. The Federal Reserve did, however, raise short-term interest rates at the end of June and vows to keep a vigilant eye on inflation.

Looking forward to the second half of 1999 my investment outlook is generally positive. The markets may continue to be volatile the rest of the year and another Federal Reserve rate hike is a possibility. But key macroeconomic factors including low inflation, a strong U.S. consumer, productivity enhancements, Federal budget surpluses and signs of improvement in Asian economies should create a favorable long-term environment for equity returns.

We appreciate your investment in the Rupay-Barrington Total Return Fund and look forward to being part of your investment program for many years to come.


Sincerely,

Fritz Bensler, CFA
Portfolio Manager
July 30, 1999




Rupay-Barrington Total Return Fund

                 Schedule of Portfolio Investments
                        June 30, 1999
 Number                  (Unaudited)
   of                                                                Market
 Shares          Security                                            Value
                 COMMON STOCK:                  19.25%

                 BROADCASTING & CABLE TV:        3.56%
     200         Cablevision Systems Corp.*                         $14,000

                 COMPUTERS:                      2.80%
    200          EMC Corp.*                                         11,000

                 FINANCIAL:                      3.03%
     200         BancOne                                            11.913

                 NETWORKING PRODUCTS:            3.28%
    200          Cisco Systems, Inc.*                               12,900

                 TELECOMMUNICATIONS:             6.58%
     300         MCI WorldCom, Inc.*                                25,874

                 TOTAL COMMON STOCK:                                75,687
                 (Cost: $50,130)

    Principal
    Amount
--------         CORPORATE OBLIGATIONS:         25.44%
$100,000         Fixed Income UIT 12/30/01; 9.25%***
                 (Cost:$100,000)                                    100,000

 78,185          SHORT TERM INVESTMENTS:        19.89%
                 Firstar Treasury Fund
                 (Cost: $78,185)                                     78,185

                 TOTAL INVESTMENTS:
                 (Cost: $228,315)**              64.58%            $253,872
                 Other assets,net                35.42%             139,243
                 NET ASSETS                     100.00%            $393,115



**Cost for Federal income tax purpose is $228,316 and net unrealized appreciation consists of:

                 Gross unrealized appreciation                     $25,950
                 Gross unrealized depreciation                        (393)
                 Net unrealized appreciation                       $25,557



*Non-income producing security
***Illiquid security
See Notes to Financial Statements



RUPAY-BARRINGTON TOTAL RETURN FUND

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
ASSETS

Investments at value (Identified cost of $228,315)(Notes 1 & 3)        $253,872

Interest receivable                                                      8,655
Due from manager                                                        85,229
Organizational expense                                                  49,181
               TOTAL ASSETS                                            396,937

LIABILITIES
Distributions payable                                                   3,822

NET ASSETS                                                           $393,115


NET ASSET VALUE  AND REDEMPTION
PRICE PER SHARE ($393,115/38,226  shares outstanding)                  $10.28

OFFERING PRICE ($10.28x100/94.25)                                      $10.91



At June 30, 1999 there were 50,000,000 shares of $.01 par value stock authorized and components of net assets are:

 Paid in capital                                        $323,537
 Undistributed net investment income                       2,055
 Net realized gain on investments                         41,966
 Net unrealized gain on investments                       25,557
 NET ASSETS                                             $393,115

See Notes to Financial Statements

RUPAY-BARRINGTON TOTAL RETURN FUND Statement of Operations Six months ended June 30, 1999 (Unaudited)

INVESTMENT INCOME
Income:
 Interest                                  $14,991
 Dividends                                     307

     Total income                                             $15,298


Expenses:
 Investment management
   fees (Note 2)                             2,187
 Recordkeeping and administration
   services (Note 2)                         7,438
 Transfer agent fees (Note 2)                6,455
 Legal and audit fees                       10,000
 Custodian and accounting fees (Note 3)     10,721
 Distribution fees                             957
 Registration fees                             430
 Amortization of organization expense       18,846
 Miscellaneous                               1,511

Total expenses                                                 58,545
Expenses reimbursed or waived                                 (52,940)
Custody fee credits                                              (274)
Net expenses                                                    5,331

Net investment income                                           9,967

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS

  Net realized gain on investments                            111,828
  Net change in unrealized
   appreciation on investments                                (87,133)
  Net gain on investments                                      24,695
  Net increase in net assets
    resulting from operations                                 $34,662



See Notes to Financial Statements

RUPAY-BARRINGTON TOTAL RETURN FUND
Statement of Changes in Net Assets
                                          Six months ended
                                          June 30, 1999       Year ended
                                            (Unaudited)    December 31, 1998

OPERATIONS
 Net investment income                          $9,967         $17,841
 Net realized gain (loss)
   on investments                              111,828         (69,862)
 Net change in unrealized
   appreciation  of investments               (87,133)          70,428

  Net increase
   in net assets resulting
   from operations                              34,662          18,407

DISTRIBUTION TO
SHAREHOLDERS FROM:
 Net investment income
  ($ .18 and $.16 per share,
 respectively)                                 (7,912)         (18,802)

CAPITAL SHARE TRANSACTIONS
 Net decrease in
  net assets resulting
  from capital share
  transactions**                             (422,829)      (1,412,303)
  Net decrease
   in net assets                             (396,079)      (1,412,698)
  Net assets at
   beginning of period                         789,194       2,201,892

NET ASSETS at end of period
(including undistributed net investment income
 of $2,055, and $-, respectively)            $393,115         $789,194

**A summary of capital share transactions follows:

                                          Six months ended
                                           June 30,              Year ended
                                          (Unaudited)       December 31, 1998

                                 Shares      Value          Shares        Value

Shares sold                       510      $5,176           15,207    $146,510
Shares
 reinvested
 from distributions               386       4,064            1,888     18,318
Shares
 redeemed                      (42,427)   (432,069)        (164,855) (1,577,131)

Net decrease                   (41,531)  ($422,829)        (147,760)($1,412,303)



See Notes to Financial Statements

RUPAY-BARRINGTON TOTAL RETURN FUND

Financial Highlights
For a Share Outstanding Throughout Each Period

                              Six months ended               Aug 11, 1995*
                              June 30, 1999           Years ended Decembder thru
                              (Unaudited)   1998    1997   1996    Dec 31, 1995
Per Share Operating
  Performance
Net asset value,
   beginning of period              $9.90   $9.68   $9.72   $9.67      $10.00

Income from investment
   operations-
   Net investment income             0.23    0.15   0.20     0.13       0.04
   Net realized and unrealized
    gain (loss) on investments       0.33    0.23   0.67     0.44      (0.33)

    Total from investment
      operations                     0.56    0.38   0.87     0.57      (0.29)

Less distributions-
   Distributions from net
    investment income               (0.18)  (0.16)  (0.21)  (0.12)     (0.04)
   Distributions from realized
    gains on investments               -        -    (0.70) (0.40)         -

    Total distributions             (0.18)  (0.16)  (0.91)  (0.52)      (0.04)

Net asset value, end of period      $10.28   $9.90  $9.68    $9.72       $9.67

Total Return                         5.66%   3.98%  8.91%    5.89%      (2.89)%

Ratios/Supplemental Data
Net assets, end of period (000's)    $393    $789  $2,202   $4,926       $1,126
Ratio to average net assets-(A)
  Expenses before reimbursement     21.52%** 7.07%  3.82%    6.29%       5.09%**
  Expenses after reimbursement (B)   2.06%** 1.99%  1.95%    1.95%       1.95%**
  Expenses-net (C)                   1.96%** 1.95%  1.95%    1.95%       1.95%**
  Net investment income              3.66%** 1.05%  1.68%    2.06%       1.72%**
Portfolio turnover rate             48.35% 126.83%112.02%    1.14%       0.00%

  *Commencement of operations
**Annualized

(A) Management fee waivers reduced the expense ratios and increased net investment income ratios by 19.56% for the period ended June 30, 1999, 5.12% for the period ended December 31, 1998, 1.87% in 1997, 4.34% in 1996 and 3.14% in 1995.
(B) Expense ratio after reimbursment has been increased to include additional custodian fees, which were offset by custodian fee credits.
(C) Expense ratio-net reflects the effect of the custodian fee credits the fund received

See Notes to Financial Statements

Notes to the Financial Statements
June 30, 1999
(Unaudited)
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES--The Rupay-Barrington Total Return Fund, is a series of Rupay-Barrington Funds, Inc (formerly Rupay-Barrington Total Return Fund, Inc.)(the "Fund") is registered under The Investment Company Act of 1940, as a diversified open-end management company.

The investment objective of the fund is to seek capital appreciation, current income and preservation of capital by investing in a diversified portfolio of equity securities and fixed income securities.

The following is a summary of significant accounting policies consistently followed by the Fund. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation. Investments in securities listed or traded on a nationally recognized securities exchange are valued at the last quoted sales price on the date the valuations are made. Securities regularly traded in the over-the-counter market are valued at the last quoted sales price on the NASDAQ System. If no sales price is available for a listed or NASDAQ security, or if the security is not listed on NASDAQ, such security is valued at a price equal to the mean of the latest bid and ask prices.

B. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Security Transactions. Security transactions are accounted for on the trade date. The cost of securities sold is determined on a first-in, first-out basis.

D.       Deferred  Organizational  Expenses.  Organizational  expenses are being amortized on a straight line basis over a period not exceeding 60 months beginning at the Fund's commencement of operations.

E. Distribution to Shareholders. Distributions from investment income and realized gains, if any, are recorded on the ex-dividend date.

F. Other. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

G. Accounting Estimates. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2-INVESTMENT MANAGEMENT AND DISTRIBUTION AGREEMENTS--The Fund has engaged Rupay-Barrington Advisors, Inc. a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., to manage its investments. The Fund pays its Advisors an investment management fee for investment management and advisory services which is computed at an annual rate of 0.80 of 1% of the Fund's daily net assets.

Rupay-Barrington Financial Group Inc. has agreed to reimburse the Fund for any expenses, during the Fund's first five years of operations, which would cause the Fund's ratio of operating expenses to exceed 1.95% of average net assets. For the six months ended June 30, 1999, a reimbursement of $52,940 was made.

As provided in the Administrative Agreement, the Fund reimbursed Commonwealth Shareholder Services, Inc. ("CSS"), its Administrative Agent, $7,438 for providing shareholder services, recordkeeping, administrative services and blue-sky filings. The Fund compensates CSS for blue-sky filings and certain shareholder servicing on an hourly rate basis. For other administrative services, CSS receives .20% of average daily net assets.

Fund Services, Inc. ("FSI") is the Fund's Transfer and Dividend Disbursing Agent. FSI received $6,455 for its services for the six months ended June 30, 1999.

Certain officers and directors of the Fund are also officers and directors of the investment advisor.

NOTE 3-INVESTMENTS\CUSTODY--For the six months ended June 30, 1999, the Fund made purchases and sales of securities other than short-term notes aggregated $106,191 and $531,406, respectively. The custodian has provided credits in the amount of $274 against custodian and accounting charges based on credits on cash balances.

At June 30, 1999, the Fund had an investment in a Unit Investment Trust, which is considered to be an illiquid security, and has a market value of $100,000, representing 25.44% of the net assets.

NOTE 4-DISTRIBUTION PLAN--The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the plan , Rupay-Barrington Securities Corp., a wholly-owned subsidiary of Rupay-Barrington Financial Group Inc., was entitled to a fee at an annual rate of 0.35 of 1% of the Fund's daily net assets. Rupay-Barrington Securities Corp. uses these fees to pay its dealers whose clients hold portfolio shares and for other distribution-related activities. No amounts were paid for the six months ended June 30, 1999.